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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) JUNE 15, 2001
                                                          -------------


                                NRG ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               001-15891                          41-1724239
        ------------------------       ---------------------------------
        (Commission File Number)       (IRS Employer Identification No.)


        901 MARQUETTE AVENUE, SUITE 2300 MINNEAPOLIS, MN         55402
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           (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code 612-373-5300
                                                           ------------


          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On June 15, 2001, during an investors conference call, NRG Energy, Inc. reported it is on track to achieve its stated goal of increasing earnings and megawatt ownership.

The press release reporting the comments and guidance made during the conference call is filed with this Form 8-K as Exhibit 99.6 See "Item 7. Exhibits."

Item 7. Exhibits.

         The following exhibits are filed with this report on Form 8-K:


Exhibit No.                Description
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
99.6                       Press release issued June 15, 2001, of NRG Energy, Inc.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NRG Energy, Inc.
                                         (Registrant)


                                       By /s/ Leonard A. Bluhm
                                         ---------------------------------------
                                          Leonard A. Bluhm
                                          Executive Vice President and Chief
                                          Financial Officer
                                          (Principal Financial Officer)


Dated:  June 15, 2001
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